The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective March 31, 2017 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 31 to the Registration Statement filed on Form Type
485BPOS on March 31, 2017 (Accession
No. 0001193125-17-104475).

Exhibit 77Q(1)


Exhibit 77Q(1)